                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 11, 2002

                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                         001-31314            31-1443880
(State or other jurisdiction of        (Commission File       (IRS Employer
       incorporation)                       Number)          Identification No.)

               1372 BROADWAY, 8TH FLOOR, NEW YORK, NEW YORK 10018
          (Address of Principal Executive Offices, including Zip Code)

                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     The following table represents our monthly and the quarterly historical net sales for the 13-weeks ended May 4, 2002 (Fiscal 2002) and fiscal years ended February 2, 2002 (Fiscal 2001) and February 3, 2001 (Fiscal 2000) (Dollars in Thousands). This historical information in not necessarily indicative of net sales that may be expected for any future period.


     Fiscal 2001                      Net sales       Fiscal 2000                   Net sales
    -----------                       ---------       -----------                   ---------
4 weeks ended March 3                $ 14,548     4 weeks ended February 26        $  10,195
5 weeks ended April 7                  21,695     5 weeks ended April 1               15,723
4 weeks ended May 5                    20,386     4 weeks ended April 29              14,634
13 weeks ended May 5                 $ 56,629     13 weeks ended April 29          $  40,552
4 weeks ended June 2                   17,977     4 weeks ended May 27                13,914
5 weeks ended July 7                   22,762     5 weeks ended July 1                18,494
4 weeks ended August 4                 23,030     4 weeks ended July 29               14,990
13 weeks ended August 4              $ 63,769     13 weeks ended July 29           $  47,398
4 weeks ended September 1              50,799     4 weeks ended August 26             27,162
5 weeks ended October 6                41,184     5 weeks ended September 30          30,126
4 weeks ended November 3               34,036     4 weeks ended October 28            19,543
13 weeks ended November 3            $126,019     13 weeks ended October 28        $  76,831
4 weeks ended December 1               49,806     4 weeks ended November 25           30,129
5 weeks ended December 5               90,643     5 weeks ended December 30           60,674
4 weeks ended February 2               17,572     5 weeks ended February 3            16,735
13 weeks ended February 2            $158,021     14 weeks ended February 3        $ 107,538
Year Ended February 2, 2002          $404,438     Year Ended February 3, 2001      $ 272,319

Fiscal 2002
-----------
4 weeks ended March 2                $ 21,630
5 weeks ended April 6                  36,010
4 weeks ended May 4                    27,490
13 weeks ended May 4, 2002           $ 85,130

The following table represents our monthly and quarterly historical comparable store sales increases (decreases) as compared to the corresponding period in the prior year for the 13-weeks ended May 4, 2002 (Fiscal 2002) and the fiscal years ended February 2, 2002 (Fiscal 2001) and February 3, 2001 (Fiscal 2000). This historical information is not necessarily indicative of comparable store sales that may be expected for any future period.

                                           (A)                                                                      (B)
                                           ---                                                                      ---
Fiscal 2001                          Comparable store sales               Fiscal 2000                             Comparable
-----------                          -----------------------              -----------                             -----------
                                     increase (decrease) %                                                        store sales
                                     ---------------------                                                        -----------
                                                                                                                  increase
                                                                                                                  (decrease) %
                                                                                                                  ------------

4 weeks ended March 3                      3.0%                           4 weeks ended February 26                   29.0%
5 weeks ended April 7                     (2.5)                           5 weeks ended April 1                       (3.4)
4 weeks ended May 5                       10.5                            4 weeks ended April 29                      15.3
13 weeks ended May 5                       3.4%                           13 weeks ended April 29                     10.1%
4 weeks ended June 2                      (2.5)                           4 weeks ended May 27                        12.7
5 weeks ended July 7                      (5.8)                           5 weeks ended July 1                         3.4
4 weeks ended August 4                     7.9                            4 weeks ended July 29                        5.8
13 weeks ended August 4                   (0.4)%                          13 weeks ended July 29                       6.8%
4 weeks ended September 1                 28.6                            4 weeks ended August 26                      1.4
5 weeks ended October 6                   12.4                            5 weeks ended September 30                  25.6
4 weeks ended November 3                  28.6                            4 weeks ended October 28                    10.9
13 weeks ended November 3                 22.8%                           13 weeks ended October 28                   12.7%
4 weeks ended December 1                  17.8                            4 weeks ended November 25                   18.4
5 weeks ended December 5                  29.3                            5 weeks ended December 30                   12.5
4 weeks ended February 2                   9.3                            5 weeks ended February 3                    24.4
13 weeks ended February 2                 23.1%                           14 weeks ended February 3                   15.9%
52 weeks ended February 2, 2002           15.5%                           53 weeks ended February 3, 2001             12.3%

Fiscal 2002
-----------
4 weeks ended March 2                     18.8%
5 weeks ended April 6                     35.1
4 weeks ended May 4                       10.0
13 weeks ended May 4, 2002                22.0%


(A) The comparable sales for fiscal 2001, which was on a 52-week basis, were computed based on the corresponding 52-week period in the prior year which was on a 53-week basis.

(B) The comparable sales for fiscal 2000, which was on a 53-week basis, were computed based on the exclusion of the last week of sales in fiscal 2000 in order to compute comparable sales as compared to the prior year which was on a 52-week basis.

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



                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereinto duly authorized.



                                            Aeropostale, Inc.




                                            /s/  Michael J. Cunningham
                                            -----------------------------
                                            Michael J. Cunningham
                                            Senior Vice President-Chief
                                            Financial Officer

Dated: June 11, 2002



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